CoinShares Bitcoin Mining ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Capital Markets - 0.9%
Galaxy Digital, Inc. - Class A (a)	90,881	$2,032,099

Financial Services - 0.9%
Block, Inc. (a)	31,927	2,078,128

IT Services - 4.7%
Applied Digital Corp. (a)	430,866	10,564,834

Machinery - 0.8%
AirJoule Technologies Corp. (a)	463,320	1,825,481

Semiconductors & Semiconductor Equipment - 4.2%
NVIDIA Corp.	41,348	7,711,402
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	5,693	1,730,046
		9,441,448

Software - 85.5% (b)
American Bitcoin Corp. – Class A (a)	152,549	259,333
Bit Digital, Inc. (a)	874,760	1,653,297
Bitdeer Technologies Group – Class A (a)	978,978	10,974,343
Bitfarms, Ltd. (a)	4,472,101	10,509,437
BitFuFu, Inc. - Class A (a)	206,329	544,709
Cipher Mining, Inc. (a)	3,003,264	44,328,177
Cleanspark, Inc. (a)	1,025,106	10,374,073
Core Scientific, Inc. (a)	737,230	10,734,069
Digi Power X, Inc. (a)	1,022,164	2,606,518
Hive Digital Technologies, Ltd. (a)	4,083,123	10,534,457
Hut 8 Corp. (a)	305,306	14,025,758
IREN, Ltd. (a)	1,181,047	44,608,145
MARA Holdings, Inc. (a)	1,153,314	10,356,760
Riot Platforms, Inc. (a)	831,920	10,540,426
Terawulf, Inc. (a)	936,669	10,762,327
		192,811,829

Specialty Retail - 1.3%
Cango, Inc. - Class A (a)	1,935,924	2,903,886

Technology Hardware, Storage & Peripherals - 0.5%
Canaan, Inc. - ADR (a)	1,573,806	1,085,926
TOTAL COMMON STOCKS (Cost $239,695,957)		222,743,631

TOTAL INVESTMENTS - 98.8% (Cost $239,695,957)		222,743,631
Other Assets and Liabilities, net - 1.2%		2,813,745
TOTAL NET ASSETS - 100.0%		$225,557,376

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

CoinShares Bitcoin Mining ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

Assets:	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$222,743,631	$–	$–	$222,743,631
Total Investments	$222,743,631	$–	$–	$222,743,631

Refer to the Schedule of Investments for further disaggregation of investment categories.